UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 21, 2004

EMMIS COMMUNICATIONS CORPORATION (Exact name of registrant as specified in its charter)	EMMIS OPERATING COMPANY (Exact name of registrant as specified in its charter)

INDIANA (State of incorporation or organization)	INDIANA (State of incorporation or organization)

0-23264 (Commission file number)	333-62172-13 (Commission file number)

35-1542018 (I.R.S. Employer Identification No.)	35-2141064 (I.R.S. Employer Identification No.)

ONE EMMIS PLAZA 40 MONUMENT CIRCLE SUITE 700 INDIANAPOLIS, INDIANA 46204 (Address of principal executive offices)	ONE EMMIS PLAZA 40 MONUMENT CIRCLE SUITE 700 INDIANAPOLIS, INDIANA 46204 (Address of principal executive offices)

(317) 266-0100 (Registrant’s Telephone Number, Including Area Code)	(317) 266-0100 (Registrant’s Telephone Number, Including Area Code)

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Item 9. Regulation FD Disclosure.
Signatures.
Risk Factors

Item 9. Regulation FD Disclosure.

     In connection with Emmis Operating Company’s proposed offering of senior subordinated notes due 2012, Emmis Communications Corporation and Emmis Operating Company provided potential investors with certain additional information about the companies. That additional information, contained under the captions “Risk Factors,” “Use of Proceeds” and “Description of New Credit Facility,” is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

     The information contained in Item 9 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 9 of this Current Report on Form 8-K report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Signatures.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION

Date: April 21, 2004	By:	/s/ J. Scott Enright

J. Scott Enright, Vice President,
Associate General Counsel and Secretary

EMMIS OPERATING COMPANY

Date: April 21, 2004	By:	/s/ J. Scott Enright

J. Scott Enright, Vice President,
Associate General Counsel and Secretary

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